THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.42

DIGENE CORPORATION
1201 CLOPPER ROAD
GAITHERSBURG, MARYLAND 20878
(301)944-7000

April 29, 2001

Confidential

Heinrich Dreismann, Ph.D.
President and CEO of Roche Molecular Systems, Inc.
Roche Diagnostics
4300 Hacienda Drive
Pleasanton, CA 94588

            Re:     Strategic Collaboration and Distribution Rights

Dear Heiner:

            We are pleased by your interest in and excited about the prospect of a strategic collaboration between Roche Molecular Systems, Inc., a Delaware corporation and an affiliate of F. Hoffmann-La Roche, Ltd., a corporation organized under the laws of Switzerland (collectively, “Roche”), and Digene Corporation, a Delaware corporation (“Digene”). This letter agreement sets forth the understanding between Roche and Digene regarding the sale, marketing and distribution of Digene’s Hybrid Capture HPV products and the negotiation of a strategic collaboration and relationship. Upon execution of this letter agreement below, each of Digene and Roche agree to be bound by the terms and conditions of this letter agreement (“Agreement”).

1.	Upfront Payment. In consideration of the promises, covenants and undertakings of Digene provided in this Agreement, Roche will pay to Digene a non-refundable, up-front payment of five million dollars ($5,000,000) on April 30, 2001 (the “Upfront Payment”). The Upfront Payment may be converted into equity of Digene as provided in paragraph 6 below.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Heinrich Dreismann, Ph.D.
April 29, 2001

2.	Abbott. Digene represents to Roche that, on April 30, 2001, Digene will terminate the Marketing and Distribution Agreement between Digene and Abbott Laboratories (“Abbott”), dated as of May 7, 1999 (the “Abbott Agreement”), with respect to HPV only, all in accordance with Digene’s rights and pursuant to such agreement.

3.	Distribution.

(a)	Appointment. Subject to the termination of the Abbott Agreement and as of May 1, 2001 until June 30, 2002 (the “Distribution Term”), Digene hereby appoints Roche and its affiliates as a co-exclusive distributor of the HPV Products listed on Schedule A attached hereto in the Territory (defined in paragraph 3(d) below) and Roche hereby accepts such appointment. As co-exclusive distributor, Roche will have the sole and exclusive right to market, promote, sell and distribute HPV Products in the Territory, subject only to (i) Abbott’s distribution rights in accordance with the wind-down provisions of the Abbott Agreement and (ii) after the expiration of Abbott’s wind-down period, only if the strategic relationship is not reached pursuant to paragraph 6, Digene rights to sell HPV Products on its own. Roche acknowledges that Abbott will be a non-exclusive existing distributor of the HPV Products in the Territory in accordance with the wind-down provisions of the Abbott Agreement.

(b)	Wind-Down Period. In the event that the Distribution Term is not extended by mutual agreement of Roche and Digene and if Roche has met all of its obligations under this Agreement (which obligations do not include a requirement that any agreement be reached under paragraph 6(a)), there shall be a wind-down period of six (6) months after June 30, 2002. During the wind-down period, if any, Roche’s distribution rights in the Territory shall be non-exclusive and Digene shall be free to engage any third party to act as a distributor of the HPV Products in the Territory.

(c)	Equipment Buy-Back. In the event that no agreement is reached under paragraph 6(a) and if Roche has met all of its obligations under this Agreement (which obligations do not include a requirement that any agreement be reached under paragraph 6(a)), then, within 30 days of December 31, 2002, Digene shall buy back from Roche equipment purchased by Roche from Digene that is

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Heinrich Dreismann, Ph.D.
April 29, 2001

then owned by Roche and is in use for HPV testing in connection with the HPV Products at Roche’s customers’ laboratories at [******************************************************* *******************************************].

(d)	Territory. For purposes of this Agreement, the “Territory” shall mean Europe, the Middle East and Africa, where “Europe” shall only include Albania, Andora, Austria, Estonia, Latvia, Lithuania, Belgium, Belarus, Bosnia, Bulgaria, Commonwealth of Independent States, Croatia, Cyprus, Czech Republic, Denmark, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Macedonia, Malta, Moldova, Monaco, Netherlands, Norway, Poland, Portugal, Romania, Russia, San Marino, Serbia, Slovenia, Slovakia, Spain, Sweden, Switzerland, Ukraine, United Kingdom, USSR – all former countries, Vatican City and Yugoslavia; “Middle East” shall only include Afghanistan, Algeria, Egypt, Iran, Iraq, Israel, Jordon, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Syria, The Sudan, Tunisia, Turkey/Kurdistan and United Arab Emirates (UAE); and “Africa” shall only include all countries in the continent of Africa excluding Algeria, Egypt, Morocco, The Sudan and Tunisia.

4.	Obligations of the Parties Related to Distribution.

(a)	Digene shall supply to Roche the Digene-labeled HPV Products.

(b)	Roche shall pay the transfer price for the HPV Products set forth on Schedule A attached hereto. Digene shall apply the pre-paid Period Amount to the transfer price owed for HPV Products delivered by Digene to Roche in the Reporting Period related to such Period Amount, all in accordance with paragraph 5(c).

(c)	Promptly after execution of this Agreement, Digene and Roche shall negotiate detailed terms and conditions related to the supply and purchase of HPV Products, including forecasting, delivery, quality assurance, limitations of warranty, indemnification and such other provisions that are standard in the industry for such agreements and that are no less favorable to the parties than similar terms found in the Abbott Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Heinrich Dreismann, Ph.D.
April 29, 2001

(d)	Roche will conduct sales and marketing efforts, which may include advertising, presenting educational seminars, participating in customer visitations and displaying exhibits at trade shows.

(e)	Roche will undertake the sales and marketing efforts and commitments set forth on Schedule B attached hereto.

(f)	Digene will spend [**********************************] over the Distribution Term toward demand creation and market development efforts for the HPV Products in the Territory. Digene and Roche will cooperate with each other for the purpose of coordinating each of their marketing efforts. On a quarterly basis during the Distribution Term Digene shall provide to Roche a description of such market development efforts and the amounts expended.

(g)	Digene Trademarks. Digene grants to Roche a non-exclusive right to use the trademarks, trade names and logos listed on Schedule C attached hereto (“Digene Marks”) in connection with Roche’s sale of the HPV Products. Other than as expressly set forth in the preceding sentence, nothing contained in this Agreement will grant to Roche any right, title or interest in Digene Marks. Roche recognizes the validity of Digene Marks and acknowledges the same are the property of Digene. At no time during or after the Distribution Term will Roche challenge, or assist others to challenge, the Digene Marks, or the registration thereof, or attempt, or assist others to attempt, to register any trademarks, marks, trade names or logos confusingly similar to those of Digene. All representations of Digene Marks that Roche intends to use will first be submitted to Digene for approval (which will not be unreasonably withheld or delayed) of design, color and other details or will be exact copies of those used by Digene. In addition, Roche will follow the instructions issued by Digene from time to time for the purposes of protecting the standards of quality established for the goods and services sold under Digene Marks.

5.	Minimum Purchase of HPV Products and Reconciliation.

(a)	Minimum Purchase. During the Distribution Term, Roche will purchase from Digene a minimum amount of HPV Products so that the aggregate purchase price of such HPV Products shall total at

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Heinrich Dreismann, Ph.D.
April 29, 2001

least [***************************************] (the “Minimum Amount”). In the event that Roche does not actually take delivery of such amount of HPV Products, Roche will nevertheless pay Digene the Minimum Amount, subject to the reconsiliations provided in this agreement. Upon completion of reconciliation for any Reporting Period pursuant to paragraph 5(d), the Minimum Amount shall be reduced by the corresponding Period Amount.

(b)	Pre-Payment of the Minimum Amount. Roche will pre-pay the Minimum Amount by paying the Period Amount on the Pre-Payment Due Dates, all according to the schedule set forth below, and shall submit to Digene a non-cancelable, binding purchase order, substantially in the form of Schedule D, for such amount of HPV Products at the time of such pre-payment.

Pre-Payment Due Date	Reporting Period	Period Amount

[*********]	[*********]	$ [*********]

[*********]	[*********]	[*********]

[*********]	[*********]	[*********]

[*********]	[*********]	[*********]

[*********]	[*********]	[*********]

Total Minimum Amount		$ [**********]

(c)	Application of the Period Amounts to Transfer Price Owed. As Digene delivers HPV Products to Roche in a given Reporting Period, Digene shall prepare an invoice for such delivered HPV Products and immediately apply the balance of the Period Amount for such Reporting Period toward the invoice. In the event that invoices issued exceed the Period Amount for such Reporting Period, Roche shall pay the invoiced amount within 30 days of receipt of the invoice.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Heinrich Dreismann, Ph.D.
April 29, 2001

(d)	Reconciliation. Within 30 days of the end of each Reporting Period, Digene shall distribute, if required, portions of the Period Amount for such Reporting Period as follows:

(i)	To Roche. If Digene receives revenues from the sale of all Digene products by Abbott under the Abbott Agreement in the Reporting Period (the “Abbott Revenues”), then Digene shall pay to Roche [******************************* ********]; provided, however, that if the sum of the Abbott Revenues plus the revenues received from Roche under this Agreement for the Reporting Period (the “Roche Revenues”) exceed the Period Amount for the Reporting Period, then the amount to be paid to Roche under this paragraph 5(d)(i) shall [*************** ************************************************ *].

(ii)	To Digene. If the sum of the Abbott Revenues plus the Roche Revenues is less than the Period Amount for the Reporting Period, then Digene shall retain from the Period Amount, an amount equal to [****************************** ***************************************************].

(iii)	Interest. Digene shall deposit the Period Amount in an interest-bearing account and all interest earned through the end of the Reporting Period on the Period Amount shall be paid to Roche, regardless of whether the Period Amount is applied to invoices, paid to Roche or retained by Digene as outlined in this paragraph 5. Within 30 days of the end of each Reporting Period, Digene shall pay to Roche the interest that has accrued on the balance of the Period Amount (net of distributions made under this paragraph 5) during the relevant Reporting Period.

(iv)	Quarterly Report. At the time of each reconciliation under this paragraph 5(d), Digene shall provide to Roche a report showing the Abbott Revenues and the Roche Revenues for that Reporting Period. If a strategic relationship between Digene and Roche is not achieved during the 120-day

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Heinrich Dreismann, Ph.D.
April 29, 2001

negotiation period as provided in paragraph 6(a), Roche retains the right to audit Digene’s invoices to Abbott.

6.	Negotiation of a Strategic Relationship.

(a)	Negotiations. Subject to termination of the Abbott Agreement and beginning on May 1, 2001 for a period of 120 days, Digene and Roche shall negotiate in good faith all of the concepts raised in Roche’s letter to Digene, dated April 12, 2001 and attached hereto as Schedule E (the “April 12 Letter”) with the purpose of reaching a definitive agreement or an agreement on a term sheet for a strategic relationship between Digene and Roche. Such negotiations shall be exclusive on Digene’s part.

(b)	Agreement Reached. If the agreement reached or agreed-upon term sheet regarding such a strategic relationship includes the purchase by Roche of an equity interest in Digene, then the Upfront Payment shall be converted into such equity or a portion of such equity on terms and conditions to be negotiated as part of the strategic relationship agreement.

(c)	No Agreement Reached. In the event that Digene and Roche do not enter into a definitive agreement or a binding term sheet pursuant to paragraph 6(a) that includes a purchase by Roche of an equity interest in Digene within the 120-day period (or such longer period of time that both parties may agree to in writing) and if Roche has met all of its payment obligations under paragraphs 1, 4(b) and 5(b) of this Agreement, then, on July 1, 2002, the Upfront Payment shall be converted into shares of Common Stock of Digene at a conversion price of $35 per share pursuant to the Stock Purchase Agreement attached hereto as Schedule F. Digene shall not disclose the terms of the equity purchase by Roche, except as may be required in the circumstances outlined in paragraph 7(b)(a).

7.	Confidentiality and Publicity.

(a)	Confidentiality. Each of Digene and Roche acknowledge and agree that during the Distribution Term, each of them and their affiliates may exchange information which the disclosing party marks as “confidential” (“Confidential Information”). Each of Roche and Digene shall use the Confidential Information of the

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Heinrich Dreismann, Ph.D.
April 29, 2001

other only for the purpose of the activities contemplated by this Agreement and may only disclose such Confidential Information on a need-to-know basis for the purposes of this Agreement to a third party or employee who is bound by a confidentiality obligation similar to the terms of this paragraph 7(a). Roche and Digene shall ensure that their affiliates and such affiliates’ officers, directors, employees, representatives and agents shall keep all Confidential Information exchanged hereunder confidential and treat such Confidential Information with the same care as it would exercise in the handling of its own confidential or proprietary information. This paragraph 7(a) shall remain in effect for a period of five (5) years after termination or expiration of this Agreement for all Confidential Information. “Confidential Information” shall not include information that:

(i)	is known to the receiving party and/or its affiliates at the time of the disclosure, as evidenced by its written records;

(ii)	is disclosed to the receiving party and/or its affiliates by a third party having a legal right to do so;

(iii)	becomes patented, published or otherwise part of the public domain through no fault of the receiving party and/or its affiliates; or

(iv)	is independently developed by or for the receiving party and/or its affiliates without use of Confidential Information disclosed hereunder, as evidenced by its written records.

(b)	Public Announcements. Neither Digene nor Roche shall make any public announcement concerning this Agreement, nor make any public statement which includes the name of the other party or any of its affiliates, or otherwise use the name of the other party or any of its affiliates in any public statement or document without the consent of the other, which consent shall not be unreasonably withheld, except: (a) as may be required by law or judicial order, including required disclosure under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any exchange on which either party’s equity securities are listed, the National Association of Securities Dealers, Inc. and/or its subsidiaries; (b) as may be contained in joint marketing materials,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Heinrich Dreismann, Ph.D.
April 29, 2001

presentations and related activities; (c) that Digene may provide general information, including aggregate revenue information by region, on a periodic basis and in response to inquiries; or (d) that either party may include in a subsequent public statement or document, information regarding this Agreement which has already been approved by the other party.

8.	Payments. All payments to be made under paragraphs 1 and 5(b) shall be made by wire transfer according to the wire instructions set forth on Schedule G.

            We are very excited about the prospect of a strategic relationship with Roche. If you are in agreement with the terms and conditions of this Agreement, please execute this Agreement in the space provided below and return to me.

Best Regards, DIGENE CORPORATION

By: /s/ Evan Jones Evan Jones Chief Executive Officer

AGREED TO BY:
ROCHE MOLECULAR SYSTEMS, INC.

By:   /s/ Heinrich Dreismann
Heinrich Dreismann, Ph.D.
President and CEO

Attachments

cc:       Morris Cheston, Jr., Esquire

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

September 7, 2001

Confidential

Heinrich Dreismann, Ph.D.
President and CEO
Roche Molecular Systems, Inc.
4300 Hacienda Drive
Pleasanton, CA 94588

            Re:      Amendment to Letter Agreement

Dear Heiner:

            On April 29, 2001, Roche Molecular Systems, Inc., a Delaware corporation and an affiliate of F. Hoffmann-La Roche, Ltd., a corporation organized under the laws of Switzerland (“Roche”), and Digene Corporation, a Delaware corporation (“Digene”) entered into a letter agreement to set forth the understanding between Roche and Digene regarding the sale, marketing and distribution of Digene’s Hybrid Capture HPV products and the negotiation of a strategic collaboration and relationship (the “Letter Agreement”). The purpose of this letter (the “Amendment”) is to amend certain terms of the Letter Agreement to reflect our current agreements and understandings. Upon execution of this Amendment below, each of Digene and Roche agrees to be bound by the terms and conditions of this Amendment. All capitalized terms used in this Amendment without definition have the meanings given to such terms in the Letter Agreement.

1.	Transfer Prices. Paragraph 4(b) of the Letter Agreement is hereby deleted in its entirety and replaced with the following: “Roche shall pay the transfer price for the HPV Products set forth on Schedule A attached hereto during the Distribution Term.” As of and after the effective date of this Amendment, Schedule A as attached to this Amendment shall be Schedule A to the Letter Agreement.

2.	Additional Products. In addition to the transfer price changes made pursuant to paragraph 1 of this Amendment, Schedule A is amended and restated to include additional HPV Products to be marketed, distributed and sold by Roche in the Territory under the Letter Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Heinrich Dreismann, Ph.D.
September 7, 2001

3.	Marketing Efforts. Schedule B of the Letter Agreement is deleted in its entirety and replaced with Schedule B attached to this Amendment.

4.	Status of Letter Agreement. On and after the effective date of this Amendment, the terms and provisions of the Letter Agreement, except as amended hereby, shall continue in full force and effect. If a conflict arises between the terms of this Amendment and the terms of the Letter Agreement, the terms of this Amendment shall control.

            Please indicate your agreement with the terms and conditions of this Amendment, by executing this Amendment in the space provided below and returning a signed version of this Amendment to me.

Best Regards, DIGENE CORPORATION

By: /s/ Evan Jones Evan Jones Chief Executive Officer

AGREED TO BY:
ROCHE MOLECULAR SYSTEMS, INC.

By:    /s/ Heinrich Dreismann
Heinrich Dreismann, Ph.D.
President and CEO

Attachments

cc:       Morris Cheston, Jr., Esquire